UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Lord Abbett Investment Trust
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Attention Shareholders:

Ltd Duration US Gov’t & Govn’t Sponsored Enterprises Fund

Vote Your Shares Now

Attention Shareholders:

US Gov’t & Govn’t Sponsored Enterprises Fund

Vote Your Shares Now

Valued Shareholders of the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and the U.S. Government and Government Sponsored Enterprises Fund

We are proposing changes to the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and the Lord Abbett U.S. Government and Government Sponsored Enterprises Fund that require shareholder approval. The proposal is described in depth in the Proxy Statement.

To vote on the Internet now, please read the following instructions:

•      Be sure to carefully read the Proxy Statement.

•      Log in to the Website using your control number, located with your Notice and Proxy materials.

•      Follow the on-screen instructions.

In addition to voting on the Internet, you also can vote (or change your vote) by phone, by mail, or in person at the shareholder meeting. Please refer to your proxy ballot for more information. You may revoke your proxy in the manner set forth in the Proxy Statement. We must receive your vote on or before 9:00 a.m. on November 9, 2007, in order to count your vote.

Your vote is very important—so please be sure to vote your shares.

It is a privilege to manage the Funds on your behalf.
We appreciate your confidence in Lord Abbett.

Not FDIC insured. May lose value. Not guaranteed by any bank.
Copyright © 2007 by Lord Abbett Distributor LLC.  All rights reserved. Lord Abbett Privacy Policy

Valued Shareholders of the Lord Abbett Limited Duration U.S. Government & Government Sponsored Enterprises Fund and the U.S. Government and Government Sponsored Enterprises Fund

What type of shareholder are you? Please choose either:

•	Direct Shareholder

If you receive your statements directly from Lord, Abbett & Co. LLC, go to http://www.proxyweb.com.

— OR —

•	Brokerage Account Shareholder

If you receive your statements directly from your broker, financial advisor, bank, or financial intermediary go to http://www.proxyvote.com.

Not FDIC insured. May lose value. Not guaranteed by any bank.
Copyright © 2007 by Lord Abbett Distributor LLC.  All rights reserved. Lord Abbett Privacy Policy

Generic Funds Solicitation Script

SOLICITATION SCRIPT

(866-414-6349)

Greeting :

Hello, is Mr./Ms.                 available please?

Hi Mr./Ms.                            , my name is                                           and I am calling on behalf of Lord Abbett on a recorded line.  Recently you were mailed proxy materials for the upcoming Special Meeting of Shareholders.  Have you received this material?

If Received:

Your Board Members are asking you to consider the proposal(s) that affect your funds.

They have reviewed and approved these proposals and they recommend that you vote in favor of the proposal(s). For your convenience, would you like to vote now over the phone?

IF Yes:

The process will only take a few moments.

Again, my name is                                    , a proxy voting specialist from Broadridge calling on behalf of the Lord Abbett Funds.

Today’s date is                                and the time is                    E.T.

Would you please state your full name and full mailing address?

Are you authorized to vote all shares?

(If Yes, proceed with voting process)

(If no, identify with shareholder which accounts s/he is authorized to vote and proceed with voting process)

The Board Members have unanimously approved the proposal(s) as set forth in the material you received and recommends a favorable vote for this proposal(s).

How do you wish to vote your account/each of your accounts?

For Favorable Vote:

Mr./Ms.                           I have recorded your vote as follows, for all of your Lord Abbett accounts you are voting in favor of the proposal as set forth in the proxy materials you received.

For Non-Favorable Vote:

Mr./Ms.                           I have recorded your vote as follows, for all of your Lord Abbett accounts you are voting against the proposal as set forth in the proxy materials you received.

For Abstentions:

Mr./Ms.                           I have recorded your vote as follows, for all of your Lord Abbett accounts you are abstaining on the proposal as set forth in the proxy materials you received.

You will receive a written confirmation of your vote.  If you wish to make any changes you may contact us by calling 866-414-6349.

Thank you very much for your participation and have a great day/evening.

If Unsure of voting:

Would you like me to review the proposal(s) with you?  (Answer all the shareholders questions and ask them if they wish to vote over the phone.  If they agree, return to authorized voting section)

If Not Received:

I can resend the materials to you. Do you have an email address this can be sent to?

(If yes: Type email address in the notes and read it back phonetically to the shareholder) (If not, continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip).

Thank you. You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material.

If Shares were sold after (record date)

I understand Mr./Ms.                  , however you were a shareholder on the record date and therefore you are still entitled to vote your shares. Would you have any objections voting your shares now?

If Not Interested:

I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important.  Please fill out and return your proxy card at your earliest convenience.  If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is                                         and I am a proxy voting specialist for Broadridge, calling on behalf of the Lord Abbett Funds.

You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on November 9, 2007.

Your participation is very important.  To vote over the telephone, call toll-free at 866-414-6349 and a proxy voting specialist will assist you with voting your shares.  Specialists are available Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00AM – 6:00 PM Eastern Time.  Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

INBOUND - CLOSED RECORDING

“Thank you for calling the Broadridge Proxy Services Center for the Lord Abbett Funds.  Our offices are now closed.  Please call us back during our normal business hours which are, Monday through Friday, 9:30 AM – 9:00 PM and Saturday 10:00 AM – 6:00 PM Eastern Time.  Thank you.

INBOUND - CALL IN QUEUE MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Lord Abbett Fund/s. Our proxy specialists are currently assisting other shareholders.  Your call is important to us.  Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE

“Thank you for calling the Broadridge Proxy Services Center for the Lord Abbett Fund/s. The Shareholder meeting scheduled for

(meeting date) was held successfully and all proposal(s) were passed favorably. As a result, this toll free number is no longer in service for proxy related shareholder calls. If you have questions about your (mutual fund/s) account,  please contact your Financial Advisor or call Lord Abbett at (mutual fund service center toll free number). Thank you for investing with Lord Abbett.